                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 2007

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                     0-50358                  34-1983738
       -------------                     -------                  ----------
(State or other jurisdiction of        (Commission              (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS
            ------------

      On November 5, 2007, Clifton Savings Bancorp, Inc. (the "Company"), the holding company for Clifton Savings Bank (the "Bank"), issued a press release announcing that on October 31, 2007, the Chancery Division of the Superior Court of New Jersey issued an order dismissing three claims of corporate waste brought against the Bank, its holding companies and directors by Lawrence Seidman. A copy of the Company's press release is attached as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND OTHER EXHIBITS
            ---------------------------------------

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated November 5, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CLIFTON SAVINGS BANCORP, INC.



Date: November 6, 2007           By: /s/ John A. Celentano, Jr.
                                     -----------------------------------------
                                     John A. Celentano, Jr.
                                     Chairman of the Board and
                                       Chief Executive Officer